UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2023

VOLTA INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39508	35-2728007
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 De Haro Street
San Francisco, CA 94103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 264-2208

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share	VLTA	New York Stock Exchange
Warrants, each exercisable for one share of Class A Common Stock for $11.50 per share	VLTA WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the completion on March 31, 2023 (the “Closing Date”) of the transactions contemplated by the Agreement and Plan of Merger, dated as of January 17, 2023, (the “Merger Agreement”), by and among Volta Inc. (“Volta” or the “Company”), a Delaware corporation, Shell USA, Inc. (“Shell”), a Delaware corporation, and SEV Subsidiary, Inc. (“Merger Sub”), a Delaware corporation and wholly owned subsidiary of Shell, pursuant to which Merger Sub merged with and into Volta (the “Merger”), with Volta surviving the Merger and becoming a wholly owned subsidiary of Shell. The Merger Agreement was adopted by the Company’s stockholders at a special meeting held on March 29, 2023.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note is incorporated by reference into this Item 1.02.

In connection with the completion of the Merger, on March 31, 2023 (i) that certain Term Loan, Guarantee and Security Agreement, dated as of January 17, 2023, by and among Volta, certain subsidiaries thereof, and Equilon Enterprises LLC d/b/a Shell Oil Products US and (ii) that certain Term Loan, Guarantee and Security Agreement, dated June 19, 2019, by and among Volta., certain subsidiaries thereof, and EICF Agent, LLC, as agent for the lenders and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, collectively, the “Credit Facilities”), were terminated, all payments of the amounts previously outstanding under the Credit Facilities were paid in full, all commitments under the Credit Facilities were terminated, all guarantees and related loan documentation were terminated and any security interests or liens granted to the lenders were terminated and released.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Treatment of Volta Common Stock

On the Closing Date, Shell completed the acquisition of the Company through the Merger. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Volta Class A common stock, par value $0.0001 per share (“Volta Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of Volta Common Stock (i) (a) owned by Shell or Merger Sub or any of their respective subsidiaries or any person or entity that directly or indirectly owns all of the equity interests in Shell or Merger Sub, and (b) owned by Volta or any of its subsidiaries, including shares held as treasury stock, and (ii) held by holders who have properly exercised and perfected their demand for appraisal rights under Section 262 of the General Corporation Law of the State of Delaware) was cancelled and automatically converted into the right to receive $0.86 in cash, without any interest thereon (the “Merger Consideration”) and net of any applicable withholding taxes.

Treatment of Volta Equity Awards

In addition, pursuant to the Merger Agreement, at the Effective Time, (i) each (a) outstanding stock option to purchase Volta Common Stock (whether or not vested or exercisable) (a “Volta Option”) that had an exercise price per share of Volta Common Stock that was less than the Merger Consideration and (b)  restricted stock unit award of Volta Common Stock (a “Volta RSU Award”) (whether or not vested, and that is subject to time-based vesting) granted under any of Volta’s equity-based compensation plans, vested in full and was canceled and converted into the right to receive the Merger Consideration (less the exercise price, in the case of the Volta Options), less all applicable withholding and other authorized deductions, (ii) each outstanding unvested performance-based Volta RSU Award was canceled in connection with the Merger, other than performance-based Volta RSU Awards held by Christopher Wendel (Volta’s former President) and Scott Mercer (Volta’s former Chief Executive Officer) (the “Founder Awards”), (iii) each outstanding Founder Award became fully vested in connection with the Merger and was canceled and converted into the right to receive, with respect to each share of Volta Common Stock subject to their respective awards, the Merger Consideration, less all applicable withholding and other authorized deductions, and (iv) each outstanding Volta Option that had an exercise price per share of Volta Common Stock that was equal to or greater than the Merger Consideration was canceled for no consideration in connection with the Merger.

Treatment of Volta Warrants

At the Effective Time, pursuant to the Merger Agreement, each outstanding publicly traded warrant to purchase Volta Common Stock (a “Volta Public Warrant”) and warrant to purchase Volta Common Stock originally issued in a private placement in connection with the Company’s initial public offering (a “Private Placement Warrant,” and together with the Volta Public Warrants, the “SPAC Warrants”) ceased to represent a SPAC Warrant in respect of Volta Common Stock and became a SPAC Warrant exercisable for the Merger Consideration; provided that the holder of such SPAC Warrant properly exercises its SPAC Warrant by May 1, 2023 (such time period, the “Special Exercise Period”). If the holder of a SPAC Warrant properly exercises its SPAC Warrant during the Special Exercise Period, the Warrant Price (as defined in the Amended and Restated Warrant Agreement, dated August 26, 2021, by and among Volta, Computershare Trust Company, N.A. and Computershare Inc. (the “SPAC Warrant Agreement”)) with respect to such exercise will be reduced by an amount (in dollars and in no event less than zero) equal to the difference of (i) the Warrant Price in effect prior to such reduction (which was $11.50) minus (ii) (a) the Merger Consideration minus (b) the Black-Scholes Warrant Value (as defined in the SPAC Warrant Agreement) (which was $0.2256). Accordingly, during the Special Exercise Period, the Warrant Price will be reduced from $11.50 to $0.6344 and the SPAC Warrants may be exercised on a cashless basis in accordance with the terms of the Warrant Agreement. Following the Effective Time, the Volta Public Warrants were de-listed from the New York Stock Exchange (the “NYSE”) and will be de-registered under the Exchange Act.

Additionally, each outstanding warrant to purchase Volta Common Stock originally issued by Volta’s legacy business (a “Legacy Warrant”), in accordance with its terms, automatically and without any required action on the part of the holder thereof, ceased to represent a Legacy Warrant exercisable for Volta Common Stock and became a Legacy Warrant exercisable for the Merger Consideration.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 18, 2023 and is incorporated by reference herein.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

On the Closing Date, in connection with the completion of the Merger, the Company notified the NYSE that each outstanding share of Volta Common Stock (except as described in Item 2.01) was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as set forth under Item 2.01.  NYSE halted trading of Volta Common Stock and the Volta Public Warrants prior to the opening of NYSE on the Closing Date and filed a Notification of Removal from Listing and/or Registration on Form 25 with the SEC to remove the Volta Common Stock, which traded under the symbol “VLTA,” and the Volta Public Warrants, which traded under the symbol “VLTA WS,” from listing on NYSE and to deregister the Volta Common Stock and the Volta Public Warrants pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, the Company intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 requesting the termination of registration of Volta Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03 Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Items 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In connection with the completion of the Merger, as of the Effective Time, each outstanding share of Volta Common Stock (except as described in Item 2.01) was converted into the right to receive the Merger Consideration pursuant to the Merger Agreement as set forth under Item 2.01, and holders of such Volta Common Stock ceased to have any rights as stockholders of the Company, except as provided in the Merger Agreement or by applicable law.

Additionally, as a result of the Merger, and as further described in Item 2.01, each holder of a SPAC Warrant will have the right to exercise such SPAC Warrant for the Merger Consideration upon the basis and upon the terms and conditions specified in the Merger Agreement, the SPAC Warrants and the SPAC Warrant Agreement.

Item 5.01 Changes in Control of Registrant.

The information set forth in the Introductory Note and under Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the Merger, as of the Effective Time, a change in control of the Company occurred, and the Company is now a wholly owned subsidiary of Shell.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Directors

Pursuant to the Merger Agreement, at the Effective Time, each of the Company’s directors immediately prior to the Effective Time (Eli Aheto, Vince Cubbage, Martin Lauber, Katherine Savitt, Bonita Stewart and John Tough) ceased to be directors of the Company, and the director of Merger Sub immediately prior to the Effective Time became the director of the Company.  These departures were in connection with the Merger and not due to any disagreement with the Company on any matter.

Officers

In connection with the completion of the Merger, at the Effective Time, each of the Company’s officers immediately prior to the Effective Time (Interim Chief Executive Officer Vince Cubbage, Chief Development Officer Drew Lipsher, Chief Legal Officer, Executive Vice President and Corporate Secretary Michelle Kley and Chief Accounting Officer Stephen Pilatzke) resigned and ceased to be officers of the Company, and the officers appointed by the surviving corporation became the officers of the Company, including Brandt Hastings, who was appointed the President of the Company.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

As of the Effective Time, the amended and restated certificate of incorporation of the Company as in effect immediately prior to the Effective Time, was amended and restated in its entirety (the “A&R Charter”), and following the Effective Time, the bylaws of the Company were amended and restated in their entirety (the “A&R Bylaws”)

Copies of the A&R Charter and the A&R Bylaws are attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated by reference into this Item 5.03.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 29, 2023, Volta held a special meeting of its stockholders (the “Special Meeting”) to vote on the proposals described in the Company’s definitive proxy statement (as amended or supplemented, the “Proxy Statement”) filed with SEC on February 21, 2023. As disclosed in the Proxy Statement, as of the close of business on February 17, 2023, the record date for the Special Meeting, there were 174,578,460 shares of Volta Common Stock, issued and outstanding and entitled to vote at the Special Meeting. A total of 114,106,993 shares of Volta common stock, representing approximately 65.4% of the shares issued and outstanding and entitled to vote, and constituting a quorum, were represented in person or by valid proxies at the Special Meeting. The final voting results for each of the proposals submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1: Volta’s stockholders approved the proposal to adopt the Merger Agreement, by and among Volta, Shell and Merger Sub, pursuant to which Merger Sub will merge with and into Volta, and Volta will continue as the surviving corporation and become a wholly owned subsidiary of Shell. Proposal 1 was approved by the votes set forth in the table below:

For	Against	Abstained
104,343,555	9,373,637	389,801

Proposal 2: In connection with the Special Meeting, Volta also solicited proxies with respect to a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement. Because there were sufficient votes represented at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement, the proposal to approve one or more adjournments of the Special Meeting was moot and was not presented for approval by Volta’s stockholders at the Special Meeting.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of January 17, 2023, by and between Volta Inc., Shell USA, Inc. and SEV Subsidiary, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report 8-K, filed with the Securities and Exchange Commission on January 18, 2023).
3.1	Amended and Restated Certificate of Incorporation of Volta Inc.
3.2	Amended and Restated Bylaws of Volta Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Volta Inc. agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLTA INC.

By:	/s/ Brandt Hastings
Name:	Brandt Hastings
Title:	President

Date: March 31, 2023